Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities, Current [Abstract]
Other Current Liabilities
(10) Other Current Liabilities
Federated’s Other current liabilities at December 31, 2011 included an accrual of $15.2 million related to an interest rate swap (see Note (11) for additional information), $5.9 million contingent purchase price payment accrual related to the Clover Capital Acquisition (see Note (20)(a) for additional information) and $4.0 million for the short-term portion of the SunTrust Acquisition future consideration payments liability (see Note (3) for additional information). Also included in Other current liabilities at December 31, 2011 was $10.0 million related to insurance proceeds for claims submitted to cover costs associated with various legal proceedings. Federated is involved in legal proceedings with certain insurance carriers to, among other things, retain these insurance reimbursements. In the event that Federated does not prevail, it will be required to repay all or a portion of these advance payments. Because the outcome of this claim is uncertain at this time, Federated recorded the advance payments as a liability and will continue to evaluate the contingency until it is resolved.
Federated’s Other current liabilities at December 31, 2010 included an accrual of $11.7 million related to the aforementioned interest rate swap and $5.3 million for the short-term portion of the SunTrust Acquisition future consideration payments liability.